ValueVision Media Will Lansing CEO Frank Elsenbast CFO NASDAQ: VVTV January 2007

Forward-looking statements This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e-commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

ValueVision opportunity Home shopping industry has attractive economics - growing fast and highly profitable ShopNBC - ValueVision's television home shopping network - is the industry's third largest player and is growing faster than the rest of the industry ShopNBC has a dominant franchise as the upscale player in the industry, with an affluent and loyal customer base ValueVision now established as a multi-channel retailer with strong and fast growing Internet business Experienced team with record of growth and strong financial performance Well positioned for the future with direct-to-consumer skills and Internet video capabilities

Home shopping industry 2001 2002 2003 2004 2005 2006 TOTAL RETAIL 100 105 109 112 117 121 HOME SHOPPING 100 108 115 125 136 146 SHOPNBC 100 117 128 135 150 165 VALUEVISION CAGR = 10.6% HOME SHOPPING INDUSTRY CAGR = 7.7% RETAIL INDUSTRY CAGR = 4.0% GROWTH RATE OF VALUEVISION V. HOME SHOPPING AND RETAIL INDUSTRY Percent, Index 2001 = 100 The television home shopping industry is growing nearly twice as fast as traditional retail, and ValueVision is growing faster than the rest of the home shopping industry. Sources: Forrester, Home shopping data is the combined net sales from QVC, HSN, and SNBC

Retail industry profit margins Home shopping is the most profitable segment in retail. 55 Home Shopping On-Line Pure Plays Upscale Retailers Category Killers Mass Merchants 0.19 0.087462368 0.087 0.085791978 0.05826126 RETAIL INDUSTRY OPERATING MARGIN BY SEGMENT Percent Dell Amazon Blue Nile Tiffany's Saks Federated Home Depot Best Buy Circuit City Walmart Target Costco QVC HSN ShopNBC Source: Company financial results for 2004 & 2005

ValueVision Net Sales ValueVision Sales have grown at a compound annual rate of 12.1 percent for the last six years. 00 04 02 03 01 05 386 462 540 591 624 692 NET SALES $ Millions CAGR = 12.1% 06 764 F06 represents analysts' consensus

ValueVision EBITDA ValueVision EBITDA has rebounded from the loss in 2004. 04 02 03 01 05 7 8 7 (25) 3 EBITDA $ Millions 06 17 F06 represents analysts' consensus

ValueVision EBITDA Sales have grown consistently quarter-over-quarter over the last two years. SALES BY QUARTER $ Millions Q1 Q2 Q3 Q4 FY F04 153.1 156.5 139.5 174.6 F05 153.5 169.5 159.5 209.4 F06 178.7 186.982 185 216.6 +0% +16% +8% +10% +14% +16% +20% +3%* * F06 Q4 lost 7 days vs. prior year due to 4/5/4 accounting change; F06 Q4 represents analysts' consensus

ValueVision EBITDA ValueVision EBITDA has improved quarter-over-quarter since 2004. EBITDA BY QUARTER $ Millions Q1 Q2 Q3 Q4 F04 -2.8 -2.5 -16.7 -3.4 F05 -4.6 2.5 -2.6 8 F06* 2.7 4 2.1 9.6 * F06 Q4 lost 7 days vs. prior year due to 4/5/4 accounting change; F06 Q4 represents analysts' consensus

ValueVision high operating leverage business model ValueVision has reached minimum sufficient scale and is starting to reap the rewards of its high operating leverage model. (4%) 2% 10% $1.2 Billion $764MM $624MM NET SALES PRODUCT COST VARIABLE COST SEMI-FIXED COST CABLE DISTRIBUTION VALUEVISION OPERATING MODEL Cost & EBITDA as percent of revenue 67% 7% 11% 19% 63% 7% 8% 12% 65% 7% 10% 16% EBITDA 2004 2006 FUTURE* "Future" represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately five years from fiscal 2006. F06 represents analysts' consensus

Home shopping industry - brand position ShopNBC has an upscale brand position v. its major competitors. UPSCALE DOWNMARKET HSN QVC SHOPNBC BRAND POSITION AVERAGE SELLING PRICE LOW HIGH

ShopNBC - the upscale home shopping network AFFLUENT CUSTOMER ShopNBC customers have an average annual income of over $70K ShopNBC sells upscale merchandise - both national brands and private label brands - to affluent customers Value is central to proposition - products offered are high value and high quality HIGH ASP ShopNBC has a higher ASP than the competition - ~$200 v. <$50 for QVC and HSN Mark ShopNBC's male customer Purchases Computers, Electronics and Watches Age 24 - 50 Average income of $53k Gloria Traditional ShopNBC customer Purchases jewelry & cosmetics Female, age 56+ Average income of $78k Angela Emerging ShopNBC customer Purchases more Home products Female, age 36 - 55 Average income of $65k

Execution

ValueVision performance is highly dependent on strong execution across all functions.

Merchandising
- Source unique items
- Great value
- Balanced mix

Program & Calendar
- Right product at the right time
- Maximize return on valuable airtime through optimized allocation
- Build repeat business through rotation of designer concepts and franchises

Marketing
- Promote future shows to current and potential customers
- Maintain relationship with current customers
- Attract new customers
- Promote credit on co-branded MasterCard and PLCC credit cards

Internet
- Enhance TV product sales
- Offer broader assortment of product
- Attract broader audience through search and affiliate tools
- Develop new distribution channels (Amazon, eBay)

Presentation & Production
- Promote features & benefits of each item in highly informed sales presentation
- Upscale approach
- High production values

Operations
- Order capture
- Fulfillment
- Customer service

ShopNBC
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Merchandising OUR TOP VALUE Deal of the day, great value >15% of overall business SPOTLIGHT High volume key items OFF-AIR SALES Incremental sales "add-ons" High margin (warranties) No air time INTERNET Web exclusives Broader assortment than television offerings Broader audience

Merchandising mix Valuevision has diversified its merchandise mix and is now a general merchandise retailer. 55 29 16% WATCHES, APPAREL & BEAUTY HOME & OTHER JEWELRY VALUEVISION PRODUCT SALES BY CATEGORY Percent $591MM $764MM 40 37 23% 2003 2006 F06 FY revenue represents analysts' consensus. F06 Merchandise mix represents YTD actual through Q3.

Presentation & production HOSTS Hosts are the personalities ShopNBC customers know and trust Superior salesmanship and deep product knowledge are key parts of the ShopNBC value proposition MEDIA High production values distinguish ShopNBC Live broadcast 24x7 Production studios in Eden Prairie, MN

Operations FULFILLMENT Jewelry fulfilled from Eden Prairie, MN distribution center Home product and Polo product fulfilled from Bowling Green, KY distribution center One third dropshipped directly from vendor ORDER CAPTURE Call centers in Spokane, WA and Omaha, NB CUSTOMER SERVICE - Dedicated center in Brooklyn Center, MN

Marketing opportunity - television and online ShopNBC Home Shoppers Online Shoppers 0.013 0.013 0.1 0.1 0.4 0.4 0.7 0 0.087 0 0.3 0 0.3 0 Untapped TV Home Shoppers Untapped Online Shoppers VALUEVISION POTENTIAL MARKET Percent of US consumer homes Source: Forrester Reports: US eCommerce: 2005 to 2010, Percentage of U.S. households shopping online

Credit Marketing CO-BRANDED MASTERCARD Recently launched ShopNBC MasterCard has points program to encourage loyalty PRIVATE LABEL CARD Provides "store-brand" credit option to customers Has loyalty points program attached VALUE PAY - Option to pay over multiple months is available on both MasterCard and Private label card

Internet SUPPORT TELEVISION BUSINESS Internet provides ease of ordering to television customers Provides schedule flexibility for television customers EXPANDED ASSORTMENT Internet enables presentation of much broader product assortment than can be presented on television NEW AUDIENCE - Internet enables VVTV to present offers to much wider Internet consumer community

ValueVision Internet Sales ValueVision's Internet business has grown to over 23 percent of overall sales. 00 04 02 03 01 05 INTERNET SALES AS PERCENT OF TOTAL VALUEVISION SALES Percent, Sales in $MM 21.1 7.1% 19.8 18.8 16.6 14.3 TV INTERNET 06 23.2 386 462 624 692 764 540 591 * 2006 Internet percentage through 3Q; 2006 FY revenue is analysts' consensus

Internet Strategy 1 1 SELL MORE TO SHOPNBC TELEVISION CUSTOMERS WHEN THEY COME TO SHOPNBC.COM SELL PRODUCTS TO INTERNET CONSUMERS WHO DO NOT SHOP ON TELEVISION BECOME LEADING INTERNET VIDEO RETAILER 2 3

Internet video opportunity INTERNET VIDEO Broadband penetration into consumer homes at 70% Internet video rapidly becoming mainstream SHOPNBC VIDEO ShopNBC television video capabilities now being leveraged on the Internet Live streaming of television network, video files accompanying product JPEGs and copy, video placed out on the Internet INTERNET VIDEO IN FUTURE - Enhanced television network "broadcast" on the Internet

ValueVision investment positives INDUSTRY: Home shopping category has high sales growth and strong margins DIFFERENTIATED FROM COMPETITION: ShopNBC has upscale focus supported by unique, differentiated product UNIQUE ASSET: ValueVision is the only pure play in home shopping eCOMMERCE LEADERSHIP: VVTV's Internet business leads the industry in percent of total sales and is growing faster than the eCommerce industry overall SUSTAINED ORGANIC GROWTH: Significant organic growth opportunities in expanded cable distribution and sales productivity per home FINANCIALS: Healthy balance sheet and no debt

Appendix Distribution - FTE growth Distribution - mix of satellite, analog, and digital VVTV history Management team Quarterly P&L Balance sheet EBITDA reconciliation

ValueVision Cable & Satellite Distribution ValueVision has grown the number of homes passed steadily and today has a national footprint. 00 04 02 03 01 05 34 44 51 56 60 63 CABLE & SATELLITE DISTRIBUTION Year end FTEs in Millions 06 67

Program distribution Satellite distribution is growing and cable distribution is shifting from analog to digital. 64 1 35% SATELLITE DIGITAL ANALOG 44 MM 56 MM 59 6 35% 2001 48 12 40% 2003 2006 DISTRIBUTION BY TYPE - SATELLITE, DIGITAL & ANALOG Percent 67 MM

ValueVision Media History

ValueVision is now firmly established as a multi-channel, direct-to-consumer retailer of upscale general merchandise. Going forward, ValueVision will leverage its distinctive video sales skills in the internet arm of the business.

1990-1998	1999-2003	2003-2005	2006 -
- VVTV established 1990; struggles to build distribution - VVTV buys and sells television stations, catalogs	- GE/NBC acquires equity stake and helps VVTV build distribution - VVTV takes on ShopNBC brand and becomes #3 TV home shopping business with focus on high end jewelry	- VVTV diversifies product mix and becomes general merchandise retailer - Company successfully transforms itself into multi-channel retailer with strong TV, Internet, and direct mail channels	- VVTV becomes leading Internet video retailer - VVTV leverages video sales presentation capabilities and item merchandising prowess to build dominant franchise in multi-channel, direct-to-consumer retail

ShopNBC
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Management team Name Title Years of Experience Previous Companies Will Lansing President & Chief Executive Officer 21 NBC Internet Fingerhut Companies General Electric Frank Elsenbast Senior Vice President & Chief Financial Officer 19 The Pillsbury Company Arthur Anderson Certified Public Accountant Nathan Fagre Senior Vice President, General Counsel & Secretary 25 Occidental Oil & Gas Corporation Gibson, Dunn & Crutcher Karen Johnston Senior Vice President, Merchandising 19 Target Corporation Fingerhut Companies Bryan Venberg Senior Vice President, Human Resources 16 Target Corporation

Quarterly P&L

ValueVision balance sheet

EBITDA reconciliation - annual

EBITDA reconciliation - quarterly